                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of December, 1999.

                                              /s/ James L. Burns, Jr.
                                              -----------------------------
                                              James L. Burns, Jr.

State of MA
County of Suffolk, ss:

            Before me, a notary public, on this day personally appeared James L. Burns, Jr., known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 6th day of December, 1999.

                                                /s/
                                                -------------------------------
                                                Notary Public
                                                My Commission expires 03-31-00

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6 day of December, 1999.

                                           /s/ Kirby J. Erickson
                                           -------------------------------
                                           Kirby J. Erickson

State of Minnesota
County of Hennepin, ss:

            Before me, a notary public, on this day personally appeared Kirby J. Erickson, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 6 day of December, 1999.

                                             /s/
                                             ---------------------------------
                                             Notary Public
                                             My Commission expires 1-31-00

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8 day of December, 1999.

                                               /s/ Harry J. Bowie
                                               -----------------------------
                                               Harry J. Bowie

State of Mississippi
County of Washington, ss:

            Before me, a notary public, on this day personally appeared Harry J. Bowie, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 8 day of December, 1999.

                                          /s/
                                          -------------------------------------
                                          Notary Public
                                          My Commission expires Nov. 12, 2000

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of December, 1999.

                                                  /s/ Joseph Cabral
                                                  -------------------------
                                                  Joseph Cabral

State of California
County of Los Angeles, ss:

            Before me, a notary public, on this day personally appeared Joseph Cabral, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 7th day of December, 1999.

                                      /s/
                                      --------------------------------------
                                      Notary Public
                                      My Commission expires June 14, 2000

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8 day of December, 1999.

                                           /s/   Eben Hopson, Jr.
                                           -------------------------------
                                           Eben Hopson, Jr.

State of Alaska
County of Barrow, ss:

            Before me, a notary public, on this day personally appeared Eben Hopson, Jr., known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 8th day of December, 1999.

                                         /s/
                                         --------------------------------------
                                         Notary Public
                                         My Commission expires 4-12-2002

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of December, 1999.

                                                 /s/ Jackie Jenkins-Scott
                                                 ------------------------------
                                                 Jackie Jenkins-Scott

State of Massachusetts
County of Middlesex, ss:

            Before me, a notary public, on this day personally appeared Jackie Jenkins-Scott, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 7th day of December, 1999.

                                           /s/
                                           ------------------------------------
                                           Notary Public
                                           My Commission expires 2006

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of December, 1999.

                                               /s/ Marilyn J. McQuaide
                                               --------------------------------
                                               Marilyn J. McQuaide

State of Vermont
County of Windham, ss:

            Before me, a notary public, on this day personally appeared Marilyn
J. McQuaide, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 7th day of December, 1999.

                                      /s/
                                      --------------------------------------
                                      Notary Public
                                      My Commission expires 02-10-2003

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of December, 1999.

                                             /s/ Michael J. Mercer
                                             ---------------------------------
                                             Michael J. Mercer

State of Georgia
County of Gwinnett, ss:

            Before me, a notary public, on this day personally appeared Michael
J. Mercer, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 7th day of December, 1999.

                                     /s/
                                     ---------------------------------------
                                     Notary Public
                                     My Commission expires__________

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 13 day of December, 1999.

                                               /s/ Alex N. Miller
                                               ----------------------------
                                               Alex N. Miller

State of Georgia
County of Fulton, ss:

            Before me, a notary public, on this day personally appeared Alex N. Miller, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 13 day of December, 1999.

                                             /s/
                                             ----------------------------------
                                             Notary Public
                                             My Commission expires 2/23/2003

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 20 day of December, 1999.

                                        /s/ Alfred A. Plamann
                                        ---------------------------------
                                        Alfred A. Plamann

State of California
County of Los Angeles, ss:

            Before me, a notary public, on this day personally appeared Alfred
A. Plamann, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 20 day of December, 1999.

                                   /s/
                                   --------------------------------------------
                                   Notary Public
                                   My Commission expires April 26, 2002

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of December, 1999.

                                                    /s/ Stuart M. Saft
                                                    --------------------------
                                                    Stuart M. Saft

State of New York
County of New York, ss:

            Before me, a notary public, on this day personally appeared Stuart
M. Saft, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 6th day of December, 1999.

                                         /s/
                                         --------------------------------------
                                         Notary Public
                                         My Commission expires _______

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of December, 1999.

                                                /s/ Sheila A. Smith
                                                -----------------------------
                                                Sheila A. Smith

State of Illinois
County of Cook, ss:

            Before me, a notary public, on this day personally appeared Sheila
A. Smith, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 7th day of December, 1999.

                                           /s/
                                           ------------------------------------
                                           Notary Public
                                           My Commission expires 7/6/02

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 7th day of December, 1999.

                                          /s/ Peter C. Young
                                          ------------------------------
                                          Peter C. Young

State of Connecticut
County of New Haven, ss: Hamden

            Before me, a notary public, on this day personally appeared Peter C. Young, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 7th day of December, 1999.

                                    /s/
                                    -------------------------------------------
                                    Notary Public
                                    My Commission expires 5/31/01

                                POWER OF ATTORNEY

            WHEREAS, the National Consumer Cooperative Bank, a financial institution organized under the laws of the United States (the "Bank"), has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain securities of the Bank; and

            WHEREAS, the Bank intends to file with the Commission one or more amendments (including post-effective amendments) to the Registration Statement and one or more prospectus supplements related to the Registration Statement;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard L. Reed the undersigned's true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Bank), to execute any and all amendments (including post-effective amendments) to the Registration Statement and any prospectus supplement or supplements related thereto, as said attorney-in-fact shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorney-in-fact or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 16th day of December, 1999.

                                            /s/ Thomas K. Zaucha
                                            -------------------------------
                                            Thomas K. Zaucha

State of Virginia
County of Fairfax, ss:

            Before me, a notary public, on this day personally appeared Thomas
K. Zaucha, known to me to be the person whose name is subscribed to the foregoing Power of Attorney and acknowledged to me that he executed the same for purposes and consideration therein expressed.

            Given under my hand and seal of this office this 16th day of December, 1999.

                                    /s/
                                    -----------------------------------------
                                    Notary Public
                                    My Commission expires 12/30/2003